Exhibit 99.1


NEWS RELEASE


RGC RESOURCES, INC.

Release Date:     December 5, 2006
Contact: John B. Williamson, III
                  President, Chairman and CEO
Telephone:        540-777-3810


                               RGC RESOURCES, INC.
                            ANNUAL FINANCIAL RESULTS


ROANOKE, Va. (December 5, 2006)--RGC Resources, Inc. (NASDAQ: RGCO) announced consolidated Company earnings of $3,274,594 or $1.54 per average diluted share outstanding on continuing operations and earnings of $3,511,531 or $1.65 per average diluted share outstanding on total operations for the fiscal year ended September 30, 2006. This compares to consolidated earnings of $3,147,640 or $1.51 per average diluted share outstanding on continuing operations and earnings of $3,506,906 or $1.68 per average diluted share outstanding on total operations for the year ended September 30, 2005. President, Chairman and CEO John Williamson attributed the improvement in earnings on continuing operations to improvement in gross margins.

         Net loss for the three months ended September 30, 2006 was ($189,311) or ($0.10) per average diluted share outstanding on continuing operations and ($40,766) or ($0.03) per share on total operations compared to a loss of ($449,276) or ($0.22) per average share outstanding on continuing operations and ($411,733) or ($0.21) per average diluted share outstanding on total operations for the quarter ended September 30, 2005. The majority of the Company's sales occur in the winter months and as a result, the Company's third and fourth quarters normally reflect earnings losses. Williamson attributes the smaller loss on continuing operations in the fourth quarter of this year to improved gross margins and lower bad debt expense.

         RGC Resources, Inc. provides energy and related products and services to customers in Virginia and West Virginia through its operating subsidiaries including Roanoke Gas Company, Bluefield Gas Company, Diversified Energy Company and RGC Ventures of Virginia, Inc.

         From time to time, the Company may publish forward-looking statements relating to such matters as anticipated financial performance, business prospects, technological developments, new products, research and development activities and similar matters. The Private Securities Litigation Reform Act of 1995 provides a safe harbor for forward-looking statements. In order to comply with the terms of the safe harbor, the Company notes that a variety of factors could cause the Company's actual results and experience to differ materially from the anticipated results or other expectations expressed in the Company's forward-looking statements.

         Summary financial statements for the fourth quarter and twelve months are as follows:


                      RGC Resources, Inc. and Subsidiaries
      Condensed Consolidated Statements of Income and Comprehensive Income
                                   (Unaudited)

                                                     Three Months Ended             Twelve Months Ended
                                                        September 30,                  September 30,
                                                    2006            2005           2006            2005
                                                -----------------------------   -----------------------------

Revenues                                         $  12,460,939   $  17,465,790   $107,797,750    $100,076,667
Cost of sales                                        7,853,862      13,135,816     81,732,307      75,315,846
                                                 -------------   -------------   ------------    ------------
Gross Margin                                         4,607,077       4,329,974     26,065,443      24,760,821
Other operating expenses                             4,424,292       4,623,327     18,372,264      17,695,156
Interest expense                                       571,925         494,736      2,478,626       2,025,293
                                                 -------------   -------------   ------------    ------------
Income (loss) from continuing operations
   before income taxes                                (389,140)       (788,089)     5,214,553       5,040,372
Income tax expense (benefit) from continuing
   operations                                         (199,829)       (338,813)     1,939,959       1,892,732
                                                 -------------   -------------   ------------    ------------
Net income (loss) from continuing operations          (189,311)       (449,276)     3,274,594       3,147,640
Income from discontinued operations,
   net of income taxes                                 148,545          37,543        236,937         359,266
                                                 -------------   -------------   ------------    ------------
Net income (loss)                                      (40,766)       (411,733)     3,511,531       3,506,906
Other comprehensive income (loss), net of tax         (375,267)       (389,553)       377,643        (334,961)
                                                 -------------   -------------   ------------    ------------
Comprehensive income (loss)                      $    (416,033)  $    (801,286)  $  3,889,174    $  3,171,945
                                                 =============   =============   ============    ============

Basic earnings per share of common stock:
  Income (loss) from continuing operations       $       (0.09)  $       (0.22)  $       1.55    $       1.52
  Discontinued operations                                 0.07            0.01           0.11            0.17
                                                 -------------   -------------   ------------    ------------
  Net income (loss)                              $       (0.03)  $       (0.21)  $       1.66    $       1.69
                                                 =============   =============   ============    ============

Diluted earnings per share of common stock:
  Income (loss) from continuing operations       $       (0.10)  $       (0.22)  $       1.54    $       1.51
  Discontinued operations                                 0.07            0.01           0.11            0.17
                                                 -------------   -------------   ------------    ------------
  Net income (loss)                              $       (0.03)  $       (0.21)  $       1.65    $      1.68
                                                 =============   =============   ============    ============

Cash dividends per common share                  $       0.300   $        0.29   $      1.200    $     1.180
                                                 =============   =============   ============    ============

Weighted average number of common shares outstanding:
   Basic                                                                            2,120,267      2,079,851
   Diluted                                                                          2,130,720      2,093,115




                      Condensed Consolidated Balance Sheets
                                   (Unaudited)


                                                                       September 30,
Assets                                                              2006           2005
                                                                -------------  -------------
Current assets                                                   $  35,139,557  $  39,048,555
Total property, plant and equipment, net                            79,039,609     74,102,365
Other assets                                                           483,406        412,496
                                                                --------------  -------------

  Total Assets                                                   $ 114,662,572  $ 113,563,416
                                                                ==============  =============

Liabilities and Stockholders' Equity
Current liabilities                                              $  29,839,487  $  32,715,534
Long-term debt                                                      30,000,000     30,000,000
Deferred credits and other liabilities                              14,328,217     12,690,525
                                                                --------------  -------------
   Total Liabilities                                                74,167,704     75,406,059
Stockholders' Equity                                                40,494,868     38,157,357
                                                                --------------  -------------

  Total Liabilities and Stockholders' Equity                      $114,662,572   $113,563,416
                                                                ==============  =============